PRELIMINARY NOTICE OF SPECIAL MEETING


                           U.S. GLOBAL INVESTORS FUNDS
                               7900 CALLAGHAN ROAD
                            SAN ANTONIO, TEXAS, 78229

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                              U.S. REAL ESTATE FUND

     A special meeting of shareholders of the U.S. Real Estate Fund (the "Fund"), a series of U. S. Global Investors Funds, a Massachusetts business trust (the "Trust"), will be held at the offices of U.S. Global Investors, Inc. (manager of the Fund), 7900 Callaghan Road, San Antonio, Texas 78229 on December 29, 1997, at 2:00 p.m., local time, for the following purposes:

   1. to consider and vote upon approval of the sub-advisory agreement among the Trust, U. S. Global Investors, Inc. and Goodman & Company N.Y. Ltd. with respect to management of the Fund's portfolio; and

   2. to consider and act upon any other matters which may properly come before the meeting or any adjournments thereof.

     On October 29, 1997, the Board of Trustees voted to recommend to shareholders that they approve the new sub-advisory agreement. Only shareholders of record at the close of business on December 4, 1997, are entitled to notice of and to vote at the meeting or any adjournment thereof.

     We hope you will be represented at the meeting by signing and returning the enclosed proxy card in the accompanying envelope as promptly as possible, whether or not you expect to be present in person. The vote of every shareholder is important, and the Board of Trustees appreciates the cooperation of shareholders in promptly returning proxies which helps limit expenses incident to proxy solicitation.

                                      BY ORDER OF
                                      THE BOARD OF TRUSTEES

                                      Susan B. McGee
                                      Secretary of the Trust

Date: December __, 1997

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                                                     PRELIMINARY PROXY STATEMENT

                           U.S. GLOBAL INVESTORS FUNDS
                               7900 Callaghan Road
                            San Antonio, Texas 78229

                     PROXY STATEMENT FOR SPECIAL MEETING OF
                      SHAREHOLDERS OF U.S. REAL ESTATE FUND

                                  INTRODUCTION

     This proxy statement is furnished to shareholders of the U.S. Real Estate Fund, a series of U.S. Global Investors Funds, a Massachusetts business trust (the "Trust"), in connection with the solicitation of proxies by and on behalf of the Board of Trustees of the Trust to be used at the special meeting of shareholders to be held at the offices of U.S. Global Investors, Inc., first floor board room, 7900 Callaghan Road, San Antonio, Texas 78229 at 2 p.m. on Monday, December 29, 1997, or at any adjournments thereof (the "Meeting"). The proxy may be revoked at any time before it is exercised by the subsequent execution and submission of a revised proxy, by written notice of revocation to the Secretary of the Trust, or by voting in person at the Meeting.

     This proxy statement and the accompanying proxy were mailed to shareholders on or about December 12, 1997. Shareholders of record at the close of business on December 4, 1997 ("record date") are entitled to notice of and to vote at the Meeting or any adjournment thereof.

     The Trust is presently composed of eleven separate series: U.S. Gold Shares Fund, U.S. World Gold Fund, U.S. Income Fund, U.S. Global Resources Fund, U.S. All American Equity Fund, U.S. Treasury Securities Cash Fund, U.S. Government Securities Savings Fund, U.S. Tax Free Fund, United Services Near Term Tax Free Fund, China Region Opportunity Fund (collectively, the "Funds"), and U.S. Real Estate Fund (the "Fund").

     At fiscal year end, June 30, 1997, the net asset value per share of the U.S. Real Estate Fund was $14.22, reflecting net assets of $13,895,563 and approximately 977,184 shares outstanding.

     At record date, there were ____________ shares of the Fund outstanding. Each full share of the Fund outstanding on the record date is entitled to one full vote, and each fractional share outstanding on that date is entitled to a proportionate share of one vote.

     All shares represented at the Meeting by properly executed proxies will be voted in accordance with the instructions thereon, if any, and if no instructions are given, the proxy will be voted for approval of the sub-advisory agreement (Proposal 1). The Board of Trustees does not know of any actions to be considered at the Meeting other than the proposal referred to above.

     In addition to the solicitation of proxies by mail, officers and employees of the Trust and U.S. Global Investors, Inc. ("U.S. Global" or the "Adviser"), the manager and investment Adviser of the Trust, without additional compensation, may solicit proxies in person or by telephone. The cost of the solicitation of proxies by the Board of Trustees of the Trust for this meeting of shareholders will be borne by the Fund and will include any reimbursement paid to fiduciaries, brokerage firms, nominees and custodians for their expenses in forwarding solicitation material regarding the meeting to beneficial owners.

     A copy of the Annual Report of the Trust for the fiscal year ended June 30, 1997, including audited financial statements of the Trust, was mailed to shareholders on or about August 29, 1997. A copy of the Annual Report will be mailed at no charge to any shareholder requesting such by calling 1-800-US-FUNDS.

                               PROPOSAL TO APPROVE
                           THE SUB-ADVISORY AGREEMENT

     At the Meeting, shareholders of the Fund will be asked to approve a new sub-advisory agreement among the Fund, U.S. Global and Goodman & Company N.Y. Ltd. (the "sub-advisory agreement"). The proposed sub- advisory agreement defines, among other things, the duties and liabilities of the parties, the duration and termination of the Agreement, the standard of care borne by the Sub-Adviser, and the allocation of the advisory fee between the Adviser and the Sub-Adviser. It also contains express limitations of liability for the shareholders and trustees of the Fund, among others. Investment advisory fees paid by the Fund will not change. The Fund's current investment adviser, U.S. Global, will be responsible for Goodman & Company N.Y. Ltd.'s fees.

     Approval requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

U.S. GLOBAL INVESTORS, INC. (THE "ADVISER")

     U.S. Global, a Texas corporation, located at 7900 Callaghan Road, San Antonio, Texas, is a registered investment adviser that acts as the Fund's investment adviser pursuant to an investment advisory agreement dated October 27, 1989 (the "advisory agreement"). The advisory agreement was approved by shareholders on October 27, 1989, and was most recently approved by the members of the Board of Trustees who are not "interested persons" of any party to the advisory agreement (collectively, the "Independent Trustees") on October 24, 1997.

     On an annualized basis the Adviser is paid 0.75% of the U.S. Real Estate Fund's average daily net assets up to $250 million for its investment advisory services and 0.50% of the Fund's average daily net assets over $250 million. The Adviser will continue to provide administrative services to the Fund pursuant to the advisory agreement following approval of the sub-advisory agreement. The advisory agreement and other contracts between the Adviser and the Fund will be unaffected by approval of the sub-advisory agreement.

GOODMAN & COMPANY N.Y. LTD. (THE PROPOSED SUB-ADVISER)

     Goodman & Company N.Y. Ltd. is registered with the Securities and Exchange Commission as an investment adviser and is located at Suite 5500, Scotia Plaza, 40 King Street West, Toronto, Ontario M5H 4A9. It is wholly owned by Goodman & Company Ltd., which is ultimately wholly owned by Dundee Bancorp Inc., an Ontario incorporated Canadian company listed on the Toronto Stock Exchange. Mr. Nathan Edward "Ned" Goodman, Chairman of Goodman & Company N.Y. Ltd., is the "controlling person" (as that term is defined in the rules and regulations of the Securities and Exchange Commission) of Goodman & Company N.Y. Ltd. and Goodman & Company Ltd.

     Goodman & Company Ltd. is an independent investment adviser founded in 1988 when Dynamic Mutual Funds ended its relationship with Beutel Goodman & Company. It provides investment management and advisory services to private accounts of institutional and individual clients and to 25 mutual funds registered for sale in various Canadian provinces, including two real estate oriented funds. As of June 30, 1997, Goodman & Company Ltd. had total assets under management of approximately $___ billion, including approximately $184 million in real estate related assets.

     Goodman & Company Ltd. has two operating divisions, Goodman & Company Investment Counsel and Dynamic Mutual Funds. Mr. Goodman is the largest shareholder of Goodman & Company Investment Counsel through Dundee Bancorp Inc. The other managing partners collectively own 30% of Goodman & Company Investment Counsel. Goodman & Company Investment Counsel serves as investment counsel to Dynamic Funds, a Canadian mutual fund family, and has utilized a value approach to stock selection for over 25 years, favoring long-term, patient growth of capital.

     The following table lists the officers of Goodman & Company Ltd. who serve in various positions with Goodman & Company N.Y. Ltd.

                             POSITION WITH
                             GOODMAN & COMPANY
NAME                         N.Y. LTD.            OTHER AFFILIATED POSITIONS
-----------------------      -----------------    ------------------------------

Nathan Edward Goodman        Chairman             Chairman,  President,  CEO  of
                                                  Dundee    Bancorp   Inc.   and
                                                  Chairman,  CEO  of  Goodman  &
                                                  Company Ltd.

Jonathan Carter Goodman      Vice President,      Vice    President,    Director
                                                  Securities Analyst,  Goodman &
                                                  Company Ltd.

Norman Peter Bengough        Vice President,      President,  Goodman &  Company
                             Director             Ltd.

Murray John                  Vice President       Mining   Analyst,   Goodman  &
                                                  Company Ltd.

Vaino Verner Keelman         Vice President       Vice   President,   Goodman  &
                                                  Company Ltd.

Ray Anthony Benzinger        Chief Financial      Vice President,  Finance   and
                             Officer              Chief   Financial     Officer,
                                                  Goodman & Company Ltd.

Carole Colbert               Corporate           Vice   President,   Goodman   &
                             Secretary           Company Ltd.

     The following individuals will be responsible for the services to the Fund. Ned Goodman has served as Chairman, President and Chief Executive Officer of Goodman & Company Ltd. since 1979. Mr. Goodman will be supported by three other Goodman & Company portfolio managers. Anne MacLean is responsible for U.S. and Latin American equities. She was awarded the Chartered Financial Analyst designation in 1985 and joined Goodman & Company Ltd. in January 1995. Noah Blackstein is responsible for the management of U.S. equities and gained experience as an investment analyst and junior portfolio manager from 1994 to 1997 when he joined Goodman & Company Ltd. Oscar Belaiche is responsible for the security analysis of real estate securities of public companies. He has over 14 years of real estate related investment experience.

DESCRIPTION OF THE SUB-ADVISORY AGREEMENT

     The advisory agreement between U.S. Global and the Trust permits U.S. Global from time to time to engage one or more sub-advisers to assist in the performance of its services. Pursuant to the advisory agreement, the Adviser has engaged Goodman & Company N.Y. Ltd. as Sub-Adviser to the Fund, subject to shareholder approval. The sub-advisory agreement attached as exhibit "A" defines the relationship of the parties.

     Under the sub-advisory agreement, Goodman & Company would provide portfolio management services for the Fund's entire portfolio. For its services, the Adviser will pay Goodman & Company 50 percent of the Management Fee (as defined in the advisory agreement) paid by the Fund to the Adviser, net of all mutually agreed upon fee waivers and reimbursements and reimbursements required by applicable law. PLEASE NOTE THAT

THE FEE PAID TO GOODMAN & COMPANY WILL BE PAID BY THE ADVISER OUT OF ITS MANAGEMENT FEE AND WILL NOT INCREASE THE EXPENSES OF THE FUND.

     Under the terms of the sub-advisory agreement, the Sub-Adviser is required to furnish the Adviser information and advice, including advice on the allocation of investments among real estate related securities, relating to that portion of the Fund's assets as the Adviser shall from time to time designate; furnish continuously an investment program with respect to such assets; and to otherwise manage the Fund's investments in accordance with the investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information. Goodman & Company bears all expenses in connection with the performance of the services under the sub-advisory agreement. It is anticipated that Goodman & Company will manage the Fund's entire portfolio, with the exception of daily cash management services, which services are expected to continue to be provided by the Adviser.

     The sub-advisory agreement provides that in the absence of willful misfeasance, bad faith or ordinary negligence, the Sub-Adviser shall not be liable for any act or omission in the course or in connection with the rendering of its services thereunder.

     The sub-advisory agreement will become effective upon shareholder approval and remain in effect pursuant to its terms for two years from the date of shareholder approval and from year to year thereafter so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-advisory agreement is terminable, without penalty, by the Board, by a Majority Vote of the Fund's shareholders, by the Adviser or by Goodman & Company, in each case on not more than sixty nor less than thirty days' written notice to the other party and to the Fund. The sub-advisory agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

     If for any reason the sub-advisory agreement is not approved, the investment advisory agreement between the Fund and U.S. Global will remain in effect.

PRINCIPAL SHAREHOLDERS OF THE FUND

     As of December 4, 1997, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund. Charles Schwab & Co. Inc. held ___________ or _____% of the Fund as record holder and not as beneficial owner. No other shareholders held more than 5% on that date.

ACTION ON PROPOSAL TO APPROVE

REVIEW PROCESS OF THE BOARD

     At a meeting held on August 25, 1997, the Adviser recommended appointing Goodman & Company as Sub-Adviser to the Fund because, in the Adviser's opinion, Goodman & Company had the expertise to enhance management of the Fund's portfolio. The Adviser provided Board of Trustees with materials furnished by Goodman & Company N.Y. Ltd. which discussed Goodman & Company's philosophy of management, performance expectations, methods of operation and the performance of similar mutual funds registered and operated by Goodman & Company in Canada.

     On October 29, 1997, the Board discussed approval of the sub-advisory agreement, again reviewing the materials furnished by Goodman & Company. The Board considered the background and experience of Goodman & Company personnel, the terms of the sub-advisory agreement, and the historical performance of portfolios managed by Goodman & Company.

     At its October 29, 1997, meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the sub-advisory agreement with Goodman & Company N.Y. Ltd., subject to shareholder approval. The Board noted that the Adviser remained responsible for overseeing portfolio management matters and compliance with relevant laws, rules and regulations.

     THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE PROPOSAL TO APPROVE THE SUB-ADVISORY AGREEMENT.

REQUIRED VOTE

     Approval of the sub-advisory agreement requires the affirmative vote of the holders of a majority of the outstanding voting securities of the U.S. Real Estate Fund, defined under the 1940 Act as the lesser of (1) a majority of the outstanding shares of a Fund or (2) 67% or more of the shares of a Fund represented at the special meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy at the Meeting. Abstentions and proxies with respect to shares held by a broker or other nominee that are not voted because the nominee lacks discretionary authority to vote the shares will be treated as follows. "Abstentions" and "broker non-votes" will have the effect of "no" votes.

     In the event that the shareholders of the Fund fail to approve the sub-advisory agreement, the Board of Trustees will consider other appropriate arrangements.

                                  OTHER MATTERS

     No business other than the matters set forth in this proxy statement is expected to come before the meeting, but should any other matters requiring vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Fund.

     The foregoing notice and proxy statement are sent by order of the Board of Trustees.



Susan B. McGee
Secretary

Dated: December ___, 1997

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                                                                    ATTACHMENT A
                                                  TO PRELIMINARY PROXY STATEMENT

                             SUB-ADVISORY AGREEMENT

     AGREEMENT    made   as   of   the    __________________________    day   of
_____________________ , 1997, among U.S. GLOBAL INVESTORS, INC., a corporation organized under the laws of the State of Texas (the "Adviser"), U.S. GLOBAL INVESTORS FUNDS, a Massachusetts business trust having its principal place of business in San Antonio, Texas (the "Trust"), on behalf of the U.S. REAL ESTATE FUND (the "Fund"), a series of shares of the Trust, and GOODMAN & COMPANY N.Y. LTD. (the "Sub-Adviser"), a corporation organized under the laws of Canada.

     WHEREAS, the Adviser is engaged in the business of rendering investment management services to the Trust; and

     WHEREAS, the Trust is an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, the Trust is operated as a "series company" within the meaning of Rule 18f-2 under the 1940 Act and has four separate series of shares of beneficial interest, one of which series is the Fund.

     NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

     1.   APPOINTMENT OF SUB-ADVISER.

          The Sub-Adviser is hereby appointed to provide investment advisory services to the Fund for the period and on the terms herein set forth. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. To enable Sub-Adviser to exercise fully its discretion and authority as provided in this Section 1, the Trust hereby constitutes and appoints Sub-Adviser as the Trust's agent and attorney-in-fact with full power and authority for the Trust and on the Trust's behalf to buy, sell and otherwise deal in securities and contracts relating to same for the Fund.

         2.   DUTIES OF SUB-ADVISER.

              (a) The  Sub-Adviser is hereby  authorized and directed and hereby agrees, subject to the stated investment objectives and policies of the Fund as set forth in the Fund's Prospectus (as defined below) and subject to the supervision of the Adviser and the Board of Trustees of the Trust, (i) to develop, recommend and implement such investment program and strategy for the Fund as may from time to time under the circumstances appears most appropriate to the achievement of the investment objective of the Fund as stated in the aforesaid Prospectus,
                  (ii) to provide research and analysis relative to the investment program and investments of the Fund, (iii) to determine which securities should be purchased and sold and what portion of the assets of the Fund should be held in cash or cash equivalents, and (iv) to monitor on a continuing basis the performance of the portfolio securities of the Fund. The Sub-Adviser will advise the Trust's custodian and the Adviser on a prompt basis of each purchase and sale of a portfolio security specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer; and will review the accuracy of the pricing of portfolio securities in accordance with Trust procedures. From time to time, as the Trustees of the Trust or the Adviser may reasonably request, the Sub-Adviser will furnish to the Trust's officers and to each of its Trustees reports on portfolio transactions and reports on issues of securities held in the portfolio, all in such detail as the Trust or the Adviser may reasonably request. The Sub-Adviser will also inform the Trust's officers and Trustees on a current basis of changes in investment strategy or tactics. The Sub-Adviser will make its officers and employees available to meet with the Trust's officers and Trustees on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions.

                  The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Sub-Adviser, although the Trust will pay the actual brokerage commissions and any transfer taxes with respect to transactions in the portfolio securities of the Trust. The Sub-Adviser is authorized to submit any such order collectively with orders on behalf of other accounts under its management, provided that the Sub-Adviser shall have determined that such action is in the best interest of the Fund and is in accordance with applicable law, including, without

Sub-Advisory Agreement
Page 2 of 5

                  limitation, Rule 17d-1 under the 1940 Act. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services [as those terms are defined in
                  Section 28(e) of the Securities Exchange Act of 1934] provided to the Fund and/or other accounts over which the Sub- Adviser or an affiliate of the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised. An affiliated person of the Sub-Adviser may provide brokerage services to the Fund provided that the Sub-Adviser shall have determined that such action is consistent with its obligation to seek the best overall terms available and is in accordance with applicable law, including, without limitation, Section 17(e) of the 1940 Act. The foregoing shall not be deemed to authorize an affiliated person of the Sub-Adviser to enter into transactions with the Fund as principal.

                  In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and unless otherwise expressly provided or authorized shall have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust or of the Adviser.

              (b) Delivery of  Documents.  The Adviser will furnish upon request or has previously furnished the Sub- Adviser with true copies of each of the following:

                  (i) The Trust's Master Trust Agreement dated April 15, 1993 as filed with the Secretary of State of the Commonwealth of Massachusetts and all amendments thereto (such Master Trust Agreement, as presently in effect and as it shall from time to time be amended, is herein called the "Master Trust Agreement");

                  (ii)The Trust's By-Laws and amendments  thereto (such By-Laws, as presently in effect and as it shall from time to time be amended, are herein called the "By-Laws");

                 (iii)Resolutions   of    the    Trust's   Board   of   Trustees
                      authorizing the appointment of the Adviser and Sub-Adviser and approving the Advisory Agreement and this Agreement;

                  (iv)The most recent  Post-Effective  Amendment  to the Trust's
                      Registration Statement on Form N-1A under the Securities Act of 1933 as amended ("1933 Act") and the 1940 Act as filed with the Securities and Exchange Commission;

                  (v) The Fund's most recent  prospectus  (such  prospectus,  as presently in effect and all amendments and supplements thereto being referred to herein as the "Prospectus"); and

                  (vi)All resolutions of the Board of Trustees of the Trust per-
                      taining to the management of the assets of the Fund.

              During the term of this Agreement, the Trust shall not implement any amendment or supplement to the Fund's prospectus or statement of additional information relating to the investment objectives and policies of the Fund without at least five (5) days' prior notice to the Sub-Adviser.

Sub-Advisory Agreement
Page 3 of 5

         3.   ADVISORY FEE.

              (a) For the services to be provided to the Fund by the Sub-Adviser as provided in Paragraph 2 hereof, the Adviser will pay the Sub-Adviser in accordance with the following:

                  (i) The Adviser will pay to the  Sub-Adviser 50 percent of the
                      Management Fee, net of all mutually agreed upon fee waivers and reimbursements and reimbursements required by applicable law.

                  (ii)The Fund  is not  responsible  for paying  any  portion of the Sub-Adviser's fees.

                  (iii)The  fee  is  payable in monthly installments in arrears.
                       The term "Management Fee" means the management fee paid by the Trust to the Adviser under the Advisory Agreement, dated as of October 27, 1989, between the Trust and the Adviser with respect to the management of the Fund.

                  (iv)Further,  the  Adviser  and  the  Sub-Adviser  will  share expenses associated with marketing the Fund's shares equally.

              (b) In the  case  of  termination  of  the  Agreement  during  any calendar month, the fee with respect to that month shall be reduced proportionately based upon the number of calendar days during which it is in effect and the fee shall be computed upon the average net assets of the Fund for the days during which it is so in effect.

         4.   EXPENSES.

              During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in the performance of its duties hereunder which are not reimbursable by the Fund under the current advisory agreement with the Fund.

         5.   FUND TRANSACTIONS.

              The Sub-Adviser agrees that neither it nor any of its employees, officers or directors will take any short-term position in the shares of the Fund for trading purposes; provided, however, that such prohibition shall not prevent the purchase of shares of the Fund by any of the persons above described for their account and for investment at the price at which such shares are available to the public at the time of purchase.

         6.   REPRESENTATION AND WARRANTY.

              The Sub-Adviser hereby represents and warrants to the Adviser that it is duly registered as an investment Adviser, or is exempt from registration, under the Investment Adviser's Act of 1940, as amended, and that it shall maintain such registration or exemption at all times during which this Agreement is in effect.

         7.   LIABILITY OF SUB-ADVISER.

              In the performance of its duties under this Agreement, the Sub-Adviser shall act in conformity with and in compliance with the investment objectives and policies of the Fund, and the requirements of the 1940 Act and all other applicable U.S. Federal and state laws and regulations and shall not cause the Fund to take any action that would require the Fund or any affiliated person thereof to register as a commodity pool operator under the terms of the U.S. Commodity Exchange Act, as amended (it being understood by the Sub-Adviser that a notice of eligibility may be filed on behalf of the Trust pursuant to Rule 4.5 promulgated under said Act). The Sub-Adviser shall be responsible for maintaining such procedures as may be reasonably necessary to ensure that the investment and reinvestment of the Fund's assets are made in compliance with its investment objectives and policies and with all applicable statutes and regulations and that the Fund qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code. No provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to

Sub-Advisory Agreement
Page 4 of 5

              which it might otherwise be subject by reason of any willful misfeasance, bad faith or ordinary negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

         8.   REPORTS.

              The Sub-Adviser shall render to the Board of Trustees of the Trust such periodic and special reports as the Board of Trustees may reasonably request with respect to matters relating to duties of the Sub-Adviser set forth herein.

         9.   DURATION AND TERMINATION OF THIS AGREEMENT.

              (a) Duration.  With  respect to the Trust,  this  Agreement  shall become effective upon the date hereof and shall continue in full force and effect for two years from the date of shareholder approval and from year to year thereafter so long as such continuance is approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940
                  Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

              (b) Termination.  With respect to the Trust, this Agreement may be terminated at any time, without payment of any penalty (i) by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on sixty (60) days' written notice to the other parties, (ii) by the Adviser on sixty (60) days' written notice to the other parties or (iii) by the Sub-Adviser on ninety (90) days' written notice to the other parties.

              (c) Automatic  Termination.   With  respect  to  the  Trust,  this
                  Agreement shall automatically and immediately terminate in the event of its assignment (within the meaning of the 1940 Act) or upon expiration of the Advisory Agreement now or hereafter in effect between the Adviser and the Trust with respect to the Fund.

         10.  SERVICES NOT EXCLUSIVE.

              The services of the Sub-Adviser of the Fund hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others.

         11.  LIMITATION OF LIABILITY.

              (a) The Trust.  The term "U.S.  Global  Investors Funds" means and refers to the Trustees from time to time serving under the Master Trust Agreement. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the assets and property of the Trust, as provided in the Master Trust Agreement. The execution and delivery of the Agreement have been authorized by the Trustees and shareholders of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in its Master Trust Agreement.

              (b) The Adviser and  Sub-Adviser.  It is expressly agreed that the obligations of the Adviser and Sub-Adviser hereunder shall not be binding upon any of the shareholders, nominees, officers, agents or employees of the Adviser or Sub-Adviser, personally, but bind only the assets and property of the Adviser and Sub-Adviser, respectively. The execution and delivery of the Agreement have been authorized by the directors and officers of the Adviser and Sub-Adviser and signed by an authorized officer of the Adviser and Sub- Adviser, acting as such, and neither such authorization by such directors and officers nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose

Sub-Advisory Agreement
Page 5 of 5

                  any liability on any of them personally, but shall bind only the assets and property of the Adviser and Sub- Adviser, respectively.

         12.  MISCELLANEOUS.

              (a) Notice.  Any notice under this Agreement  shall be in writing, addressed and delivered or mailed, postage prepaid, to the other parties at such address as such other parties may designate in writing for the receipt of such notices.

              (b) Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

              (c) Applicable   Law.  This   Agreement   shall  be  construed  in
                  accordance with and governed by the laws of the State of Texas.

              (d) This Agreement constitutes the entire agreement of the parties and supersedes all prior or contemporaneous written or oral negotiations, correspondence, agreements and understandings, regarding the subject matter hereof.

         13.  STANDARD OF CARE.

              To the extent permitted under applicable law (including section 36 of the 1940 Act), the Sub-Adviser will not be liable to the Trust or the Adviser for any losses incurred by the Trust, the Fund or the Adviser that arise out of or are in any way connected with any recommendation or other act or failure to act of the Sub-Adviser under this Agreement, including, but not limited to, any error in judgment with respect to the Fund, so long as such recommendation or other act or failure to act does not constitute a breach of the Sub-Adviser's duty to the Trust, the Fund or the Adviser under this Agreement. Anything in this section 13 or otherwise in this Agreement to the contrary notwithstanding, however, nothing herein shall constitute a waiver or limitation of any rights that the Trust, the Adviser or the Fund may have under any Federal or state securities laws.

IN WITNESS WHEREOF, the Adviser, the Trust and the Sub-Adviser have caused this Agreement to be executed on the day and year first above written.

                                        U.S. GLOBAL INVESTORS, INC.


                                        By:
                                            ---------------------------



                                        GOODMAN & COMPANY N.Y. LTD.


                                        By:
                                            ---------------------------



                                        U.S. GLOBAL INVESTORS FUNDS


                                        By:
                                            ---------------------------

--------------------------------------------------------------------------------

                                                       PRELIMINARY FORM OF PROXY

               U.S. GLOBAL INVESTORS FUNDS - U.S. REAL ESTATE FUND
                               7900 CALLAGHAN ROAD
                            SAN ANTONIO, TEXAS 78229

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Susan B. McGee and David J. Clark, and each of them, proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the U.S. Real Estate Fund (the "Fund') which the undersigned would be entitled to vote if personally present at the special meeting of shareholders of the Fund to be held on December 29, 1997 (the "Meeting.")

     The undersigned hereby acknowledges receipt of the NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT furnished in connection with the Meeting and hereby instructs said proxies to vote said shares as indicated hereon. Both of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

     IF A CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED AS INDICATED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS. In their discretion, the proxies are authorized to vote upon such business as may properly come before the Meeting. The Board of Trustees recommends a vote FOR each of the proposals.

     This proxy may be revoked at any time prior to the exercise of the powers conferred by the proxy.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                                       PRELIMINARY FORM OF PROXY


FUND--U.S. REAL ESTATE FUND       CENTRAL # -           ACCOUNT # -

                                                       FOR    AGAINST   ABSTAIN
                                                       ---    -------   -------

1.   Approve the  sub-advisory  agreement among U.S.   [  ]     [  ]      [  ]
     Global Investors Funds,  U.S. Global Investors,
     Inc. and Goodman & Company N.Y. Ltd.; and

2.   Transact  such other  business as may  properly   [  ]     [  ]      [  ]
     come before the meeting or any adjournment thereof.

                            DATED: ----------,1997



                            -------------------------
                            (Signature)



                            -------------------------
                            (Signature if Held Jointly)

                            Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.